UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: July 11, 2005 (Date of earliest event reported: July 5, 2005)

DUKE CAPITAL LLC (Exact name of registrant as specified in charter)

DELAWARE	0-23977	51-0282142
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

526 South Church Street Charlotte, North Carolina	28202-1803 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On July 5, 2005, Duke Capital LLC (Duke Capital) completed the previously announced agreement with ConocoPhillips, the registrant’s co-equity owner in Duke Energy Field Services, LLC (DEFS), to reduce the registrant’s ownership interest in DEFS from 69.7% to 50% (the DEFS disposition transaction), which results in the registrant and ConocoPhillips becoming equal 50% owners in DEFS. The registrant has received, directly and indirectly through its ownership interest in DEFS, a total of approximately $1.1 billion in cash and assets from ConocoPhillips and DEFS. The DEFS disposition transaction includes the transfer to the registrant of DEFS’ Canadian natural gas gathering and processing facilities. Additionally, the DEFS disposition transaction, as previously announced, was anticipated to include ConocoPhillips’ interest in the Empress System gas processing and natural gas liquids marketing business. However, the transfer of the Empress System assets to the registrant has been delayed pending damage repairs to the assets from a recent windstorm and, as a result, ConocoPhillips has transferred an equivalent value of cash to the registrant. If the Empress System assets are subsequently transferred to the registrant, cash will be remitted to ConocoPhillips as consideration for the transfer. Subsequent to the DEFS disposition transaction, DEFS will no longer be consolidated into the registrant’s historical consolidated financial statements and will be accounted for by the registrant as an equity method investment.

Item 9.01  Financial Statements and Exhibits.

(b)	Pro forma financial information.

The accompanying Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2004 and the three months ended March 31, 2005 reflect the DEFS disposition transaction, as described in Item 2.01 above, as if it had occurred on January 1, 2004. The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 reflects the DEFS disposition transaction as if it had occurred on March 31, 2005.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in connection with Duke Capital’s consolidated financial statements as of December 31, 2004, including the notes thereto, included in Duke Capital’s Form 10-K for the year ended December 31, 2004 as well as the unaudited consolidated financial statements as of March 31, 2005, including the notes thereto, included in Duke Capital’s Form 10-Q for the three months ended March 31, 2005.

The accompanying unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and is not necessarily indicative of the consolidated financial position or results of operations of Duke Capital that would have been reported had the DEFS disposition transaction been completed at the dates indicated nor is it indicative of Duke Capital’s future consolidated financial position or results of operations.

 As discussed in Item 2.01 above, the transfer of the Empress System assets from ConocoPhillips to Duke Capital has been delayed and in lieu of those assets an equivalent value of cash has been transferred to the registrant. Therefore, since the Empress System assets have not been transferred at this time, these unaudited condensed consolidated pro forma financial statements do not include any impacts of the Empress System assets.

In February 2005, DEFS sold its wholly owned subsidiary Texas Eastern Products Pipeline Company, LLC (TEPPCO GP), which is the general partner of TEPPCO Partners, LP (TEPPCO LP), for approximately $1.1 billion and Duke Capital sold its limited partner interest in TEPPCO LP for approximately $100 million, in each case to Enterprise GP Holdings LP, an unrelated third party. These transactions resulted in pre-tax gains of approximately $1.2 billion for the three months ended March 31, 2005. Additionally, minority interest expense of $343 million was recorded related to these gains for the three months ended March 31, 2005 to reflect

ConocoPhillips’ proportionate share in the pre-tax gain on the sale of TEPPCO GP. As these TEPPCO sale transactions were contemplated in connection with and directly related to the DEFS disposition transaction, the accompanying Unaudited Pro Forma Consolidated Statements of Operations assume the TEPPCO sale transactions were completed prior to January 1, 2004. Therefore, the results of operations for DEFS’ and Duke Capital’s investment in TEPPCO LP as well as the gains recognized on the TEPPCO sale transactions have been removed from the accompanying Unaudited Pro Forma Consolidated Statements of Operations. No pro forma adjustments for the TEPPCO sale transactions were made to the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as the transactions were completed prior to March 31, 2005.

 The accompanying unaudited pro forma condensed consolidated financial statements do not reflect the impact of financing, liquidity, acquisition or other use of proceeds from the DEFS disposition transaction or the TEPPCO transactions that may occur subsequent to March 31, 2005 and do not reflect the impact of any future distributions from DEFS. Additionally, the accompanying Unaudited Pro Forma Consolidated Statements of Operations do not reflect the nonrecurring pre-tax gain recognized on the DEFS disposition transaction of approximately $558 million.

DUKE CAPITAL LLC Unaudited Pro Forma Consolidated Statement of Operations For the Three Months Ended March 31, 2005 (In millions)

	Duke Capital Historical	Deconsolidation of DEFS(a)	Other Pro Forma Adjustments		Duke Capital Pro Forma

Operating Revenues
Non-regulated electric, natural gas, natural gas liquids, and other	$3,241	(2,667)	16	(e)	$753
			25	(h)
			138	(f)
Regulated natural gas and natural gas liquids	1,151	(34)	27	(h)	1,144

Total operating revenues	4,392	(2,701)	206		1,897

Operating Expenses
Natural gas and petroleum products purchased	2,920	(2,237)	49	(h)	732
Operation, maintenance and other	469	(132)	9	(e)	349
			3	(h)
Fuel used in electric generation and purchased power	152				152
Depreciation and amortization	252	(75)	3	(e)	180
Property and other taxes	84	(13)	1	(e)	72
Impairment and other charges	121		(125)	(f)	(4)

Total operating expenses	3,998	(2,457)	(60)		1,481

Gains on Sales of Investments in Commercial and Multi-Family Real Estate	42				42
Gains on Sales of Other Assets, net	32	(1)			31

Operating Income	468	(245)	266		489

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	41	930	(790)	(b)	130
			(44)	(c)
			(1)	(e)
			(6)	(d)
Gains on sales of equity investments	1,239	(1,134)	(105)	(b)	—
Other income and expenses, net	25	(4)	(262)	(f)	(241)

Total other income and expenses	1,305	(208)	(1,208)		(111)

Interest Expense	223	(41)			182
Minority Interest Expense	416	(409)			7

Earnings From Continuing Operations Before Income Taxes	1,134	(3)	(942)		189
Income Tax Expense from Continuing Operations	485	(3)	(349)	(g)	133

Income From Continuing Operations	$649	—	(593)		$56

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of these statements.

DUKE CAPITAL LLC Unaudited Pro Forma Condensed Consolidated Balance Sheet March 31, 2005 (In millions)

	Duke Capital Historical	Deconsolidation of DEFS(a)	Other Pro Forma Adjustments		Duke Capital Pro-Forma

ASSETS

Current Assets	$6,798	(2,944)	66	(e)	$5,593
			773	(i)
			900	(h)

Goodwill	4,141	(500)	21	(e)	3,662

Investments and Other Assets	5,656	2,528	199	(j)	6,886
			(579)	(c)
			(753)	(h)
			(165)	(e)

Property, Plant and Equipment
Cost	25,864	(6,196)	348	(e)	20,016
Less accumulated depreciation and amortization	5,659	(1,959)	58	(e)	3,758

Net property, plant and equipment	20,205	(4,237)	290		16,258

Regulatory Assets and Deferred Debits	1,170				1,170

Total Assets	$37,970	(5,153)	752		$33,569

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities	$6,461	(2,130)	13	(e)	$4,889
			133	(h)
			412	(g)

Long-term Debt	11,138	(1,649)	1	(e)	9,490

Deferred Credits and Other Liabilities	5,765	(139)	33	(e)	5,467
			(206)	(g)
			14	(h)

Minority Interests	1,897	(1,235)			662

Member’s Equity
Member’s equity	11,472		558	(k)	11,811
			(206)	(g)
			(13)	(f)
Accumulated other comprehensive income	1,237		13	(f)	1,250

Total member’s equity	12,709		352		13,061

Total Liabilities and Member’s Equity	$37,970	(5,153)	752		$33,569

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of these statements.

DUKE CAPITAL LLC Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2004 (In millions)

	Duke Capital Historical	Deconsolidation of DEFS(a)	Other Pro Forma Adjustments		Duke Capital Pro Forma

Operating Revenues
Non-regulated electric, natural gas, natural gas liquids, and other	$13,439	(10,279)	61	(e)	$3,569
			175	(f)
			173	(h)
Regulated natural gas	3,117		106	(h)	3,223

Total operating revenues	16,556	(10,279)	515		6,792

Operating Expenses
Natural gas and petroleum products purchased	10,404	(8,615)	260	(h)	2,049
Operation, maintenance and other	2,147	(547)	28	(e)	1,647
			19	(h)
Fuel used in electric generation and purchased power	892				892
Depreciation and amortization	989	(297)	13	(e)	705
Property and other taxes	257	(47)	1	(e)	211
Impairment and other charges	65	(22)			43

Total operating expenses	14,754	(9,528)	321		5,547

Gains on Sales of Investments in Commercial and Multi-Family Real Estate	192				192
Losses on Sales of Other Assets, net	(240)	(1)			(241)

Operating Income	1,754	(752)	194		1,196

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	154	382	(9)	(e)	378
			(24)	(d)
			(125)	(c)
Gains (losses) on sales and impairments of equity investments	(4)	23			19
Other income and expenses, net	133	(5)	(125)	(f)	3

Total other income and expenses	283	400	(283)		400

Interest Expense	1,048	(161)			887
Minority Interest Expense	195	(181)			14

Earnings From Continuing Operations Before Income Taxes	794	(10)	(89)		695
Income Tax Expense from Continuing Operations	1,180	(10)	(33)	(g)	1,137

Loss From Continuing Operations	$(386)	—	(56)		$(442)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of these statements.

Duke Capital LLC Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements 1. Basis of Presentation

On July 5, 2005, Duke Capital LLC (Duke Capital) completed the previously announced agreement with ConocoPhillips, Duke Capital’s co-equity owner in Duke Energy Field Services, LLC (DEFS), to reduce Duke Capital’s ownership interest in DEFS from 69.7% to 50% (the DEFS disposition transaction), which results in Duke Capital and ConocoPhillips becoming equal 50% owners in DEFS. The accompanying Unaudited Pro Forma Consolidated Statements of Operations for the year-ended December 31, 2004 and the quarter-ended March 31, 2005 reflect the disposition transaction as if it had occurred on January 1, 2004. The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 reflects the disposition transaction as if it had occurred on March 31, 2005.
2.	Pro-Forma Adjustments

(a)

Deconsolidation of DEFS—Represents the pro forma adjustments required to deconsolidate DEFS from the consolidated financial statements of Duke Capital and present the historical 69.7% investment in DEFS as an equity method investment. Equity in earnings of the historical 69.7% investment in DEFS reflected in this pro forma adjustment were $437 million and $942 million for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

(b)

Gains on Sale of TEPPCO GP and TEPPCO LP—Represents the pro forma adjustment required to remove the $1,134 million gain on sale of TEPPCO GP ($790 million, net of minority interest, at the historical 69.7% investment) from equity in earnings of unconsolidated affiliates and the $105 million gain on sale of TEPPCO LP from gains on sales of equity investments for the quarter-ended March 31, 2005.

(c)

Account for Investment in DEFS as a 50% Equity Investment—Represents the pro forma adjustments required to adjust Duke Capital’s equity investment in and equity in earnings from DEFS, excluding the gain on sale of TEPPCO GP discussed in adjustment (b) above, from a 69.7% investment to a 50% investment.

(d)

Operating results of TEPPCO LP—Represents the pro forma adjustment required to remove the historical operating results of Duke Capital’s and DEFS’ investment in TEPPCO LP from the Consolidated Statements of Operations.

(e)

Transfer of Canadian Assets from DEFS to Duke Energy—Represents the pro forma adjustments required to reflect the transfer of DEFS’ Canadian natural gas and gathering and processing facilities from DEFS to Duke Capital in connection with the DEFS disposition transaction.

(f)

Derivative hedge impacts—Represents the pro forma adjustments required to de-designate all cash flow hedges related to DEFS commodity price risk and recognize any gains or losses on these hedges immediately in earnings. As a result of the pro forma effect of deconsolidating DEFS, Duke Capital would no longer be able to obtain hedge accounting for these hedge positions. In the historical Duke Capital consolidated financial statements, approximately $125 million of pretax unrealized losses were recognized in earnings for the quarter-ended March 31, 2005, which have been reclassified from operating revenues to other income and expenses, net as a pro forma adjustment assuming the deconsolidation of DEFS occurred as of January 1, 2004. Additionally, approximately $110 million of mark-to-market losses were previously recognized in historical revenues for the quarter-ended March 31, 2005, which have been reclassified to other income and expenses, net as a pro forma adjustment assuming the deconsolidation of DEFS occurred as of January 1, 2004. The pro forma adjustments also include historical hedge ineffectiveness and settlements of approximately $175 million and $28 million for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, which were classified in historical revenues, as well as changes in the fair value of the hedges of approximately $50 million and $1 million for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively, which were classified in accumulated other comprehensive income within member’s equity.

(g)

Income Tax Provision—Represents the income tax impact of the pro forma adjustments determined based on an estimated statutory effective tax rate of approximately 37% for Duke Capital. Additionally, pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet include adjustments to reduce deferred tax liabilities by $206 million as a result of reducing the investment in DEFS from 69.7% to 50%.

(h)

Intercompany Transactions—Represents the pro forma adjustments required to classify certain balances and transactions related to purchases and sales between Duke Capital and DEFS as third party transactions upon the deconsolidation of DEFS. Additionally, includes FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts - An Interpretation of APB Opinion No. 10 and FASB Statement No. 105” adjustments to properly net positions upon the deconsolidation of DEFS.

(i)

Cash Proceeds on DEFS Transaction Received by Duke Capital—Represents the pro forma adjustment required to reflect the cash proceeds received by Duke Capital in connection with the transaction to transfer a 19.7% interest in DEFS to ConocoPhillips.

(j)

Cash Proceeds on DEFS Transaction Received by DEFS—Represents the pro forma adjustment to Duke Capital’s investment in DEFS as a result of the cash proceeds received by DEFS in connection with the transaction to transfer a 19.7% interest in DEFS to ConocoPhillips.

(k)

Member’s Equity / Accumulated Other Comprehensive Loss—Represents the pro forma adjustment to recognize the net pretax gain related to the transaction to transfer a 19.7% interest in DEFS to ConocoPhillips.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE CAPITAL LLC

By: /s/ Steven K. Young

Steven K. Young
Chief Financial Officer
Date: July 11, 2005